UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2011

 Move, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
 (Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01     Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2011, Robert J. Krolik notified Move, Inc. (the “Company”) that he will resign as Chief Financial Officer (“CFO”) of the Company, effective as of a date to be determined later.  Mr. Krolik will continue in his current position as CFO (and as the Company’s principal financial officer and principal accounting officer) until the effective date of his resignation (which date has not yet been determined) and will assist in the transition of his duties.

A press release issued by the Company on July 28, 2011, in connection with Mr. Krolik’s resignation is filed with this report as Exhibit 99.1 and is incorporated by reference into this report.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

99.1      Press Release of the Company dated July 28, 2011, announcing that its Chief Financial Officer, Robert J. Krolik, has tendered his resignation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: July 28, 2011	By:	/s/ James S. Caulfield
James S. Caulfield
Executive Vice President, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated July 28, 2011, announcing that its Chief Financial Officer, Robert J. Krolik, has tendered his resignation.